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                                                                    EXHIBIT 10.3


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                               PURCHASE AGREEMENT



                                     between

                       MERRILL LYNCH PIERCE FENNER & SMITH
                              INCORPORATED, SELLER

                                       and

                FUND AMERICA INVESTORS CORPORATION II, DEPOSITOR







                          dated as of January 20, 2000



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                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I  DEFINITIONS............................................................................................2

         Section 1.01.  Definitions...............................................................................2

ARTICLE II  SALE; CONSIDERATION...................................................................................3

         Section 2.01.  Sale......................................................................................3
         Section 2.02.  Consideration.............................................................................4

ARTICLE III  REPRESENTATIONS, WARRANTIES AND COVENANTS............................................................4

         Section 3.01.  Representations, Warranties and Covenants of the Seller...................................4
         Section 3.02.  The Seller's Representations and Warranties Regarding the Agency Securities...............6
         Section 3.03.  Representations, Warranties and Covenants of the Depositor................................7

ARTICLE IV  MISCELLANEOUS PROVISIONS..............................................................................9

         Section 4.01.  Amendment.................................................................................9
         Section 4.02.  Governing Law; Submission to Jurisdiction.................................................9
         Section 4.03.  Waiver of Jury Trial......................................................................9
         Section 4.04.  Notices...................................................................................9
         Section 4.05.  Severability of Provisions...............................................................10
         Section 4.06.  Assignment...............................................................................10
         Section 4.07.  Further Assurances.......................................................................10
         Section 4.08.  No Waiver; Cumulative Remedies...........................................................10
         Section 4.09.  Counterparts.............................................................................11
         Section 4.10.  Binding Effect...........................................................................11
         Section 4.11.  Merger and Integration...................................................................11
         Section 4.12.  Headings.................................................................................11

         SCHEDULE I:  AGENCY SECURITIES


                                        i
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                  PURCHASE AGREEMENT (this "Agreement") dated as of January 20,
2000, by and between MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, a Delaware corporation (the "Seller"), and FUND AMERICA INVESTORS CORPORATION II, a Delaware corporation (the "Depositor").


                               W I T N E S S E T H

                  WHEREAS, the Seller desires to sell and assign to the Depositor all of its right, title and interest to and under certain securities guaranteed by either Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which securities are identified on Schedule I attached hereto (the "Agency Securities"), in exchange for cash and other consideration, and upon the terms and conditions, set forth herein (the "Sale");

                  WHEREAS, pursuant to the terms of a Deposit and Sale Agreement dated as of January 20, 2000 (the "Deposit Agreement"), between the Depositor and the Issuer (defined below), the Depositor will assign and transfer to the Issuer (i) all of its right, title, interest in, to and under the Agency Securities and (ii) all of its rights under this Agreement, in exchange for cash and other consideration, and upon the terms and conditions, set forth therein;

                  WHEREAS, pursuant to the terms of the Indenture dated as of January 20, 2000 (the "Indenture") between FAIC II Issuer Trust 2000-1, (the "Issuer") and State Street Bank and Trust Company, as the trustee thereunder, the Issuer will issue U.S. $1,986,400 aggregate principal balance of variable rate, FAIC II Issuer Trust 2000-1, Class F Notes, due December 1, 2029 (the "Class F Notes"), and U.S. $764,000 aggregate principal balance of variable rate, FAIC II Issuer Trust 2000-1, Class S Notes, due December 1, 2029 (the "Class S Notes," and, together with the Class F Notes, the "Notes"), secured by certain assets pledged by the Issuer, including the Agency Securities and the Depositor's rights under this Agreement;

                  WHEREAS, pursuant to the terms of an amended and restated agreement of trust dated as of January 20, 2000 (the "Issuer Trust Agreement") among the Depositor, Christiana Bank & Trust Company, as trustee of the Issuer (in such capacity, the "Issuer Trustee"), and State Street Bank and Trust Company, as agent with respect to the Class R Certificates issued thereunder (in such capacity, the "Issuer Certificate Agent"), the Issuer will issue U.S. $465,600 aggregate principal amount of FAIC II Issuer Trust 2000-1, Class R Certificates, due December 1, 2029 (the "Class R Certificates"), representing 100% of the equity interest of the Issuer; and

                  WHEREAS, the Seller and the Depositor are entering into this Agreement with the intention that the transactions contemplated hereby will be executed;

                  NOW, THEREFORE, it is hereby agreed by and between the Seller and Depositor as follows:


Purchase Agreement
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                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.00 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms shall have the following meanings and such meanings shall be equally applicable to the singular and plural forms of such terms. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or, if not defined therein, in the Issuer Trust Agreement. All other capitalized terms used herein shall have the meanings specified herein.

                  "Agency Security" means each of the securities specified in
Schedule I hereto.

                  "Agreement" means this Purchase Agreement as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

                  "Class F Notes" has the meaning assigned in the third WHEREAS clause hereof.

                  "Class R Certificates" has the meaning assigned in the fourth WHEREAS clause hereof.

                  "Class S Notes" has the meaning assigned in the third WHEREAS clause hereof.

                  "Closing Date" means January 20, 2000.

                  "Cut-off Date" means January 26, 2000.

                  "Deposit Agreement" has the meaning assigned in the second WHEREAS clause hereof.

                  "Depositor" means Fund America Investors Corporation II, a corporation formed under the laws of the State of Delaware.

                  "Indenture" means the Indenture dated as of January 20, 2000 between the Issuer and State Street, as trustee thereunder.

                  "Issuer" means FAIC II Issuer Trust 2000-1, a statutory business trust formed under the laws of the State of Delaware.

                  "Issuer Certificate Agent" has the meaning assigned to such term in the fourth WHEREAS clause hereto.

                  "Issuer Trust Agreement" has the meaning assigned to such term in the fourth WHEREAS clause hereto.

                  "Issuer Trustee" has the meaning assigned to such term in the fourth WHEREAS clause hereto.



Purchase Agreement                      2
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                  "Lien" means, as applied to property or assets, real or
personal, tangible or intangible, any claim, pledge, mortgage, lien, charge, security interest or encumbrance of any kind thereon (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof or the interest of the lessor under any capitalized lease and the filing of or agreement to give any financing statement or similar document to perfect any security interest under the Uniform Commercial Code of any jurisdiction or any other similar filing to perfect any security interest).

                  "Notes" has the meaning assigned in the third WHEREAS clause hereof.

                  "Permitted Liens" means Liens arising under the Transaction Documents.

                  "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "REMIC" means a real estate mortgage investment conduit, as defined in Section 860D of the Internal Revenue Code of 1986, as amended.

                  "Sale" has the meaning assigned to such term in the first WHEREAS clause hereto.

                  "Seller" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation.

                  "State Street" means State Street Bank and Trust Company, a banking corporation incorporated in the Commonwealth of Massachusetts.

                  "Subsidiary" means with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions, are at the time directly or indirectly owned by such Person.

                  "Transaction Documents" means the Indenture, the Notes, the Issuer Trust Agreement, the Class R Certificates, the Deposit Agreement and this Purchase Agreement.

                  "Underlying Issuing Documents" means the documents identified in Schedule I hereto, which relate to the issuance of the Agency Securities.

                                   ARTICLE II

                               SALE; CONSIDERATION

                  SECTION 2.01.00  SALE.

                  (a) Upon the terms and subject to the conditions set forth herein, the Seller hereby sells, assigns, transfers and conveys to the Depositor all of its right, title, interest in, to and



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under the Agency Securities, without recourse, and all payments on the Agency
Securities made on or after the Cut-off Date, and the Depositor hereby accepts and assumes from the Seller, all of the Seller's right, title and interest in, to and under the Agency Securities, free and clear of all Liens, encumbrances, security agreements, claims, equities, charges and other restrictions.

                  (b) It is the express intent of the Seller and the Depositor that the Sale be construed as an absolute conveyance, without recourse, of the Agency Securities by the Seller to the Depositor. It is, further, not the intention of the Seller or the Depositor that the Sale be deemed a grant of a security interest in the Agency Securities by the Seller to the Depositor to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Agency Securities are held to continue to be property of the Seller, then the Sale provided for in this Agreement shall be deemed to be and hereby is a grant by the Seller to the Depositor of a security interest in and to all of the Seller's right, title and interest in, to and under the Agency Securities. The Seller and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Agency Securities, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  SECTION 2.02.00 CONSIDERATION. As consideration for the Sale, the Depositor shall (i) remit to the Seller (i) all amounts received by the Depositor pursuant to the Deposit Agreement representing the proceeds of the sale by the Issuer of the Notes and the Class R Certificates, and (ii) grant and assign to the Seller the Depositor's right to direct the Issuer to redeem the Class R Certificates (and, as provided in the Transaction Documents, the Notes).

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                  SECTION 3.01.00 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

                  (a) The Seller hereby represents, warrants and covenants, as of the Closing Date, that:

                           (i) Binding Obligation. This Agreement has been duly authorized, and when executed and delivered by the Seller, assuming the due authorization and delivery by each party thereto, shall constitute the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except as subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                           (ii) Corporate Existence and Power. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations,



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         consents and approvals required to carry on its business as now conducted and as contemplated by this Agreement.

                           (iii) No Consents. All consents, approvals, authorizations or other orders of all regulatory authorities required for or in connection with the execution, delivery and performance of this Agreement have been obtained to the extent necessary and are in full force and effect and not contingent upon the fulfillment of any condition.

                           (iv) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Seller of this Agreement are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation of the State of Delaware or the State of New York or of the Certificate of Incorporation or the Bylaws of the Seller or of any agreement or other instrument binding upon the Seller or result in the creation or imposition of any Lien on any asset of the Seller.

                           (v) Litigation. There is no action, suit or proceeding pending against, or, to the knowledge of the Seller, threatened against or affecting, the Seller before any court or arbitrator or any governmental body, agency or official that would reasonably be expected to affect adversely the Sale or the execution, enforceability, delivery and performance of this Agreement.

                           (vi) Taxes Upon Execution of this Agreement. Neither the execution and delivery of this Agreement, nor the enforcement hereof, is subject to any tax, duty, fee or other charge, including, without limitation, any registration or transfer tax, stamp duty, mortgage recordation tax or similar levy, other than those that have been paid on or prior to the Closing Date.

                           (vii) No Conflict. The consummation of any of the transactions contemplated herein will not conflict with or result in the breach of any material term or provision of any agreement to which the Seller is a party or any of the Underlying Issuing Documents, and the Seller is not in breach or violation of or in default (nor, to the best of the Seller's knowledge, has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of
         (a) any agreement to which the Seller is a party, (b) any of the Underlying Issuing Documents or (c) any law, decree, order, rule or regulation applicable to the Seller of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over its properties, the default in or the breach or violation of which would have a material adverse effect on the Seller or the ability of the Seller to perform its obligations under this Agreement.

                           (viii) Valid Business Reason. The Seller has a valid business reason for selling the Agency Securities to the Depositor. The sale of the Agency Securities



Purchase Agreement                     5
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         constitutes a practical and reasonable course of action designed to improve the Seller's financial condition without impairing the rights of the Seller's creditors.

                           (ix) Conduct of Business. The Seller will conduct its business in an independent manner so that its assets should not be substantively consolidated with the assets, or deemed to be part of the bankruptcy or receivership estate, of the Depositor, the Issuer or any affiliate thereof by a court adjudicating the bankruptcy, receivership or insolvency of such other entity.

                           (x) Absolute Transfer. Pursuant to the Sale, the Seller intends to relinquish all rights to possess, control and monitor the Agency Securities. The Seller will not take any action inconsistent with the Depositor's ownership or transfer of the Agency Securities. Upon the inquiry of a third party (including a potential purchaser of the Agency Securities), the Seller will promptly state that it has sold or otherwise made an absolute transfer of the Agency Securities to the Depositor and will claim no ownership interest in the Agency Securities. Nothing in this Agreement shall affect the right of the Seller to cause the Issuer to redeem the Class R Certificates in accordance with the Transaction Documents.

                           (xi) Sale Treatment. The Seller will treat the Sale as a sale for federal income tax and accounting purposes.

                           (xii) Agency Securities. The Seller shall deliver any payments it may collect on the Agency Securities after the Cut-off Date to the Note Trustee, as the Depositor's ultimate assignee. The Seller shall assist the Note Trustee in its efforts to become the registered holder of each Agency Security.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 3.01(a) shall survive the sale of the Agency Securities to the Depositor. Upon discovery by the Seller or the Depositor of a breach of any of such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

                  SECTION 3.02.00 THE SELLER'S REPRESENTATIONS AND WARRANTIES REGARDING THE AGENCY SECURITIES.

                  (a) Representations and Warranties. The Seller hereby represents and warrants to the Depositor as of the date of the Sale that:

                           (i) Immediately before the Sale, the Seller was the legal and beneficial owner of all right, title and interest in, to and under the Agency Securities, with full right and authority to assign or otherwise transfer the Agency Securities free and clear of any or all Liens encumbering the Agency Securities;

                           (ii) Upon execution and delivery by the Seller and the Depositor of this Agreement, the Depositor shall acquire the Agency Securities free of any Liens;



Purchase Agreement                      6
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                           (iii) The Agency Securities have been duly and
         validly issued and are entitled to the benefits of the Underlying Issuing Documents, and each Underlying Issuing Document has been duly and validly authorized, executed and delivered, constitutes the valid, legal and binding obligation of the parties thereto enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity (whether considered in a proceeding or action in equity or at law), and no default has occurred and is continuing in respect thereof;

                           (iv) The Agency Securities have been properly assigned in the manner and form required to effect a transfer of ownership of the Agency Securities from the Seller to the Depositor or an assignee of the Depositor; and

                           (v) Each Agency Security has been issued by an entity which has made an election to be treated as a REMIC, and such election remains in effect.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 3.02(a) shall survive the sale of Agency Securities to the Depositor. Upon discovery by the Seller or the Depositor of a breach of any of such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

                  SECTION 3.03.00 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR.

                  (a) The Depositor hereby represents, warrants and covenants, as of the Closing Date:

                           (i) Binding Effect. This Agreement has been duly authorized and, when executed and delivered by the Depositor, assuming the due authorization and delivery by each party thereto, shall constitute the legal, valid, enforceable and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms except as subject to applicable bankruptcy, insolvency, reorganization and other similar laws, now or hereinafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles in equity (whether considered in a proceeding at law or equity).

                           (ii) Existence and Power. The Depositor is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated by this Agreement.

                           (iii) No Consents. All consents, approvals, authorizations or other orders of all regulatory authorities required for or in connection with the execution, delivery and performance of this Agreement by the Depositor have been obtained and are in full force and effect and not contingent upon fulfillment of any condition.



Purchase Agreement                      7
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                           (iv) Governmental Authorization; No Contravention.
         The execution, delivery and performance by the Depositor of this Agreement are within the Depositor's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation of the State of Delaware or of the Articles of Incorporation or By-laws of the Depositor or of any agreement or other instrument binding upon the Depositor or result in the creation or imposition of any Lien on any asset of the Depositor.

                           (v) Litigation. There is no action, suit or proceeding pending against, or, to the knowledge of the Depositor threatened against or affecting, the Depositor before any court or arbitrator or any governmental body, agency or official.

                           (vi) Claims. There is no tax, labor or other claim pending against or, to the knowledge of the Depositor, threatened against or affecting the Depositor.

                           (vii) Payment of Taxes. The Depositor has paid all taxes which it is required to have paid.

                           (viii) Not an Investment Company. The Depositor is not, and is not directly or indirectly controlled by or acting on behalf of any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (ix) Taxes Upon Execution of This Agreement. Neither the execution and delivery of this Agreement, nor the enforcement hereof is subject to any tax, duty, fee or other charge, including, without limitation, any registration or transfer tax, stamp duty, mortgage recordation tax or similar levy, other than those that have been paid on or prior to the Closing Date.

                           (x) Liens. There are no Liens of any kind (other than Permitted Liens) affecting title to its assets or its rights under any agreement.

                           (xi) No Conflict. The consummation of the transactions contemplated herein will not conflict with or result in the breach of any material term or provision of any agreement to which the Depositor is a party, and the Depositor is not in breach or violation of or in default (nor, to the best of the Depositor's knowledge, has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (a) this Agreement or any other agreement to which the Depositor is a party or (b) any law, decree, order, rule or regulation applicable to the Depositor of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over its properties, the default in or the breach or violation of which would have a material adverse effect on the Depositor or the ability of the Depositor to perform its obligations under this Agreement.



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                           (xii) Sale Treatment. The Depositor shall treat the
         Sale as a sale for federal income tax and accounting purposes.

                  (b) Notice of Breach. The representations and warranties set forth in Section 3.03(a) shall survive the sale of the Agency Securities to the Depositor. Upon discovery by the Seller or the Depositor of a breach of any of such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

                  SECTION 4.01.00 AMENDMENT. This Agreement and the rights and obligations of the parties hereunder may not be amended, modified or waived orally, but only by an instrument in writing signed by the Depositor and the Seller.

                  SECTION 4.02.00 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws and without regard to the conflict of laws principles therein. The parties hereto hereby submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  SECTION 4.03.00 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 4.04.00 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:



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                  (a)  in the case of the Seller,

                            Merrill Lynch, Pierce, Fenner & Smith Incorporated World Financial Center
                            250 Vesey Street, North Tower
                            New York, NY  10281-1310
                            Attention:   Brodie Johnson or John Winchester
                            Telephone:   212-449-4979 or 212-449-5182
                            Telecopy:    212-449-1797 or 212-449-6710

                  (b)  in the case of the Depositor,

                            Fund America Investors Corporation II
                            c/o  The Chotin Group
                            6400 South Fiddlers
                            Green Circle, Suite 1200
                            Englewood, Colorado  80111
                            Attention:   Mr. Howard Glicksman
                            Telephone:   303-741-0100
                            Telecopy:    303-741-6944

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  SECTION 4.05.00 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 4.06.00 ASSIGNMENT. This Agreement may not be assigned by the parties hereto except with the written consent of the non-assigning party; provided, that the Seller, by its execution of this Agreement, consents to the assignment by the Depositor of its rights under this Agreement to the Issuer, and the pledge by the Issuer of such rights to the Note Trustee on behalf of the holders of the Notes pursuant to the Indenture.

                  SECTION 4.07.00 FURTHER ASSURANCES. The Seller and the Depositor agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement.

                  SECTION 4.08.00 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Seller or the Depositor, any right, remedy, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and




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privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  SECTION 4.09.00 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 4.10.00 BINDING EFFECT. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  SECTION 4.11.00 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  SECTION 4.12.00 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                               [Signatures Follow]



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                  IN WITNESS WHEREOF, the Depositor and the Seller each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           MERRILL LYNCH, PIERCE,
                                            FENNER & SMITH INCORPORATED,
                                            a Delaware corporation



                                           By: /s/ Brodie Johnson
                                              -------------------
                                              Name:  Brodie Johnson
                                              Title: Director



                                           FUND AMERICA INVESTORS
                                            CORPORATION II,
                                            a Delaware corporation


                                           By: /s/ Helen M. Dickens
                                              ---------------------
                                              Name:  Helen M. Dickens
                                              Title:   Vice President



                     [Signature Page to Purchase Agreement]

Purchase Agreement                     12

                                   SCHEDULE I
                                AGENCY SECURITIES

                 [Copy from Prospectus Supplement when complete]




"Purchase Agreement"